Exhibit 10.27

AMENDMENT NO. 2 AND WAIVER TO

FINANCING AGREEMENT

AMENDMENT NO. 2 AND WAIVER, dated as of December 12, 2005 (this “Amendment”), to the Financing Agreement, dated as of January 31, 2005, as amended by Amendment No. 1 thereto, dated as of June 1, 2005 (as so amended, the “Financing Agreement”), by and among Oglebay Norton Company, an Ohio corporation (the “Parent”), each subsidiary of the Parent listed as a “Borrower” on the signature pages to the Financing Agreement (together with the Parent, each a “Borrower” and collectively, the “Borrowers”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages to the Financing Agreement (each a “Guarantor” and collectively the “Guarantors”, and together with the Borrowers, each a “Loan Party” and collectively, the “Loan Parties”), the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”), Silver Point Finance, LLC, a Delaware limited liability company, as collateral agent and syndication agent for the Lenders and as lead arranger (in such capacities, together with its successors and assigns in such capacities, if any, the “Collateral Agent”), Wells Fargo Foothill, Inc., a California corporation, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, if any the “Administrative Agent”; and together with the Collateral Agent, each an “Agent” and collectively the “Agents”), and JPMorgan Chase Bank and Bank of America, N.A, each as a documentation agent for the Lenders (in such capacity, together with their respective successors and assigns in such capacity, if any, each a “Documentation Agent” and collectively, the “Documentation Agents”).

Preamble

The Borrowers, the Guarantors, the Required Lenders (as defined in the Financing Agreement) and the Agents wish to (i) amend the Financing Agreement and (ii) waive the requirement to deliver a fairness opinion in connection with the O-N Minerals (St. Clair) Sale (as defined below). Accordingly, the parties hereto hereby agree as follows:

1. Definitions. All terms used herein which are defined in the Financing Agreement and not otherwise defined herein shall have the meanings assigned to them in the Financing Agreement.

2. Amendment. Section 8.02(h) of the Financing Agreement is hereby amended by inserting the following new clause “(v)” immediately before clause “(w)” therein:

“(v) any Loan Party may pay any management fees or any other fees or expenses (including the reimbursement thereof by any Loan Party) to any other Loan Party pursuant to any management, consulting or other services agreement with any other Loan Party;”

3. Waiver. Effective as of the Amendment Effective Date (as defined below), in accordance with Section 13.02 of the Financing Agreement, the Required Lenders hereby waive any requirement to deliver a fairness opinion pursuant to Section 8.02(c)(i)(C) of the Financing Agreement, in connection with the sale by O-N Minerals (St. Clair) Company

(formerly known as Global Stone St. Clair Inc.) of (i) the Facility located in Marble City, Oklahoma, (ii) all mining and processing equipment related thereto and (iii) all limestone reserves located within, or under such Facility (the “O-N Minerals (St. Clair) Sale”).

The waiver set forth above shall be effective only in this specific instance and for the specific purposes set forth herein and does not allow any other or further departure from the terms of the Financing Agreement or any other Loan Documents, which terms shall continue in full force and effect.

4. Representations and Warranties. Each Loan Party hereby jointly and severally represents and warrants to the Agents and the Lenders that this Amendment and the Financing Agreement, as amended hereby, constitute the legal, valid and binding obligations of each Loan Party, enforceable against such Loan Party in accordance with their terms.

5. Conditions to Effectiveness. This Amendment shall become effective (the “Amendment Effective Date”) upon the date on which the Collateral Agent shall have received counterparts of this Amendment that bear the signatures of each Borrower, each Guarantor, each Agent and the Required Lenders.

6. Continued Effectiveness of the Financing Agreement and Other Loan Documents.

(a) Each Loan Party hereby (i) acknowledges and consents to this Amendment, (ii) confirms and agrees that the Financing Agreement and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Effective Date all references in any such Loan Document to “the Financing Agreement”, the “Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (iii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent for the benefit of the Agents and the Lenders, or to grant to the Collateral Agent for the benefit of the Agents and the Lenders a security interest in or Lien on, any Collateral as security for the Obligations or Guaranteed Obligations, as the case may be, of any Loan Party from time to time existing in respect of the Financing Agreement and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects. This Agreement does not and shall not affect any of the obligations of any Loan Party, other than as expressly provided herein, including, without limitation, the Borrowers’ obligation to repay the Loans in accordance with the terms of Financing Agreement, or the obligations of any other Loan Party under any Loan Document to which it is a party, all of which obligations shall remain in full force and effect. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or any Lender under the Financing Agreement or any other Loan Document, nor constitute a waiver of any provision of the Financing Agreement or any other Loan Document.

(b) This Amendment shall constitute a Loan Document for all purposes of the Financing Agreement and the other Loan Documents.

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7. Miscellaneous.

(a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Amendment.

(b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(c) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

(d) Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(e) Borrowers will pay on demand all reasonable fees, costs and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment or otherwise payable under the Financing Agreement, including, without limitation, reasonable fees, disbursements and other charges of counsel to the Agents.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date set forth on the first page hereof.

BORROWERS:

ERIE NAVIGATION COMPANY

ERIE SAND AND GRAVEL COMPANY

ERIE SAND STEAMSHIP CO.

O-N MINERALS (CHEMSTONE) COMPANY
(formerly known as Global Stone Chemstone Corporation)

O-N MINERALS (ERIE) COMPANY
(formerly known as Mountfort Terminal, Ltd.)

O-N MINERALS (FILLER PRODUCTS) COMPANY
(formerly known as Global Stone Filler Products, Inc.)

O-N MINERALS (JAMES RIVER) COMPANY
(formerly known as Global Stone James River, Inc.)

O-N MINERALS (LUTTRELL) COMPANY
(formerly known as Global Stone Tenn Luttrell Company)

O-N MINERALS (MICHIGAN) COMPANY
(formerly known as Michigan Limestone Operations, Inc.)

O-N MINERALS (PORTAGE) COMPANY LLC
(formerly known as Global Stone Portage, LLC)

O-N MINERALS (ST. CLAIR) COMPANY
(formerly known as Global Stone St. Clair Inc.)

O-N MINERALS (TERMINALS) COMPANY
(formerly known as Oglebay Norton Terminals, Inc.)

OGLEBAY NORTON COMPANY

OGLEBAY NORTON INDUSTRIAL SANDS, INC.

OGLEBAY NORTON MARINE SERVICES COMPANY, L.L.C.

OGLEBAY NORTON SPECIALTY MINERALS, INC.

By:	/s/ Julie A. Boland
Name: Julie A. Boland Title: VP, CFO & Treasurer

O-N MINERALS (PENROC) COMPANY LP (formerly known as Global Stone PenRoc, LP)

By:	O-N Minerals (GSPC) Company, its general partner

	By:	/s/ Julie A. Boland
Name: Julie A. Boland Title: VP, CFO & Treasurer

TEXAS MINING, LP

By:	ONTEX, Inc. its general partner

	By:	/s/ Julie A. Boland
Name: Julie A. Boland Title: VP, CFO & Treasurer

GUARANTORS:

O-N MINERALS COMPANY (formerly known as Global Stone Corporation)

O-N MINERALS (GEORGIA) COMPANY (formerly known as Global Stone Management Company)

O-N MINERALS (GSPC) COMPANY (formerly known as GS PC Inc.)

O-N MINERALS (LIME) COMPANY (formerly known as GS Lime Company)

OGLEBAY NORTON ENGINEERED MATERIALS, INC.

OGLEBAY NORTON MANAGEMENT COMPANY

OGLEBAY NORTON MARINE MANAGEMENT COMPANY, L.L.C.

OGLEBAY NORTON MINERALS, INC.

ON COAST PETROLEUM COMPANY

ON MARINE SERVICES COMPANY

ONCO INVESTMENT COMPANY

ONCO WVA, INC.

ONMS MANAGEMENT COMPANY, LLC

ONTEX, INC.

SAGINAW MINING COMPANY

By:	/s/ Julie A. Boland
Name: Julie A. Boland Title: VP, CFO & Treasurer

COLLATERAL AGENT: SILVER POINT FINANCE, LLC

By:	/s/ Frederick H. Fogel
Name: Frederick H. Fogel Title: General Counsel

ADMINISTRATIVE AGENT AND LENDER:
WELLS FARGO FOOTHILL, INC.

By:	/s/ David Sanchez
Name: David Sanchez
Title: Vice President

LENDERS:
SPF CDO I, LLC

By:	/s/ Frederick H. Fogel
Name: Frederick H. Fogel
Title: General Counsel

Field Point I, Ltd.

By:	/s/ Frederick H. Fogel
Name: Frederick H. Fogel
Title: General Counsel

Field Point II, Ltd.

By:	/s/ Frederick H. Fogel
Name: Frederick H. Fogel
Title: General Counsel

Spiret IV Loan Trust 2003-A By: Wilmington Trust Company no in its Individual capacity but solely as trustee

By:	/s/ Mary Kay Pupillo
Name: Mary Kay Pupillo
Title: Assistant Vice President

BANK OF AMERICA, N.A.

By:	/s/ Jang S. Kim
Name: Jang S. Kim
Title: Vice President

LENDERS: JPMorgan Chase Bank, N.A.

By:	/s/ Paul Weyhrecht
Name: Paul Weyhrecht Title: Vice President

Bear Stearns Investment Products, Inc.

By:	/s/ John McDermont
Name: John McDermont Title: Vice President

JPMorgan Chase Bank, N.A.

By:	/s/ Paul Weyhrecht
Name: Paul Weyhrecht Title: Vice President

Cooksmill

By:	/s/ David Muldoon
Name: David Muldoon Title: AGM – Structured Products

Black Diamond International Funding, LTD

By:	/s/ Alan Corkish
Name: Alan Corkish Title: Director

Oak Hill Advisors

By:	/s/ Scott Krase
Name: Scott Krase Title: Authorized Signatory

LENDERS: OAK HILL SECURITIES FUND, L.P.

By:	Oak Hill Securities GenPar, L.P.
It General Partner

By:	Oak Hill Securities MGP, Inc.,
Its General Partner

By:	/s/ Scott D. Krase
Name: Scott D. Krase Title: Vice President

OAK HILL SECURITIES FUND II, L.P.

By:	Oak Hill Securities GenPar II, L.P.
It General Partner

By:	Oak Hill Securities MGP II, Inc.,
Its General Partner

By:	/s/ Scott D. Krase
Name: Scott D. Krase Title: Vice President

SMBC MVI SPC, (1) on behalf of an for the account of Segregated Portfolio No. 1

By:	Oak Hill Separate Account Management I, LLC
As Investment Manager

By:	/s/ Scott D. Krase
Name: Scott D. Krase Title: Authorized Person

LENDERS: OAK HILL CREDIT PARTNERS I, LIMITED

By:	Oak Hill CLO Management I, LLC
As Investment Manager

By:	/s/ Scott D. Krase
Name: Scott D. Krase Title: Authorized Person

OAK HILL CREDIT PARTNERS II, LIMITED

By:	Oak Hill CLO Management II, LLC
As Investment Manager

By:	/s/ Scott D. Krase
Name: Scott D. Krase Title: Authorized Person

OAK HILL CREDIT PARTNERS III, LIMITED

By:	Oak Hill CLO Management III, LLC
As Investment Manager

By:	/s/ Scott D. Krase
Name: Scott D. Krase Title: Authorized Person

OAK HILL CREDIT PARTNERS IV, LIMITED

By:	Oak Hill CLO Management IV, LLC
As Investment Manager

By:	/s/ Scott D. Krase
Name: Scott D. Krase Title: Authorized Person

LENDERS: OAK HILL CREDIT ALPHA FUND, L.P. By: Oak Hill Credit Alpha GenPar, L.P., Its General Partner By: Oak Hill Credit Alpha MGP, LLC, Its General Partner

By:	/s/ Scott D. Krase
Name: Scott D. Krase
Title: Vice President
OAK HILL CREDIT ALPHA FUND (OFFSHORE), LTD.

By:	/s/ Scott D. Krase
Name: Scott D. Krase
Title: Vice President
Oak Hill Credit Opportunity Financing, Ltd.

By:	/s/ Scott D. Krase
Name: Scott D. Krase
Title: Director
Royal Bank of Canada

By:	/s/ Suzanne Kalcher
Name: Suzanne Kalcher
Title: Attorney – In – Fact
Morgan Stanley Senior Funding, Inc.

By:	/s/ Ian Sandler
Name: Ian Sandler
Title: Authorized Signatory

LENDERS: Grand Central Asset Trust, BDC Series

By:	/s/ Mikus N. Kins
Name: Mikus N. Kins
Title: Attorney – In – Fact
LIMESTONE INVESTORS, L.L.C. By: Farallon Capital Management, L.L.C. Its Manager

By:	/s/ Raj Patel
Name: Raj Patel
Title: Managing Member